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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 25, 1994



                             AMERICAN EXPRESS COMPANY
         ----------------------------------------------------------------
              (Exact name of registrant as specified in its charter)



                    New York                   1-7657         13-4922250
         -------------------------------   --------------    ------------
          (State or other jurisdiction     (Commission       (IRS Employer
                of incorporation)          File Number)      Identification)


         American Express Tower, World Financial Center
         New York, New York                                         10285
         -----------------------------------------------         ---------
         (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number,                      (212) 640-2000
         including area code                                 --------------


         -----------------------------------------------------------------
          (Former name or former address, if changed since last report.)



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
Item 5.  Other Events

           On July 25, 1994, American Express Company issued the following press release:


     NEW YORK, July 25, 1994 - American Express Company today reported second quarter income from continuing operations of $359 million, or $0.70 per share, compared with $301 million, or $0.60 per share, a year ago. The Company completed the spin-off of Lehman Brothers (Lehman) on May 31, 1994. Including Lehman as a discontinued operation through the spin-off date, American Express' net income totaled $357 million, or $0.69 per share, compared with $416 million, or $0.83 per share a year ago.

     Travel Related Services (TRS) reported record second quarter net income of $263 million, a 13 percent increase over last year's net income of $233 million.

     Net revenues increased 7 percent reflecting an increase in worldwide billed business and growth in Business Travel sales. The increase in billed business resulted from higher spending per Cardmember and an increase in the number of Cards outstanding. The increase in net revenues was partially offset by discount rate reductions.

     The provision for losses declined, reflecting improved credit quality. Excluding the provision and interest, total expenses increased 9 percent, in part reflecting Business Travel growth and investments in certain business initiatives.

     IDS Financial Services (IDS) reported record second quarter net income of $109 million, a 21 percent increase over last year's net income of $90 million.

     Revenue and earnings growth benefited primarily from an increase in management fees and net investment income that resulted from higher asset levels. Results also benefited from wider investment margins compared to year-ago levels.

     IDS reported increased sales of annuities, mutual funds and investment certificates, while sales of life and related insurance products decreased slightly from last year.

     American Express Bank (AEB) reported second quarter net income of $19 million, compared with last year's net income of $21 million.

     Results for the second quarter reflect a decline in net interest income, primarily due to higher short-term funding costs and lower investment income, as well as higher operating expenses. Partially offsetting this decline was a lower provision for credit losses and a lower effective tax rate. Increased expenses primarily reflected spending related to systems technology.

    Total nonperforming loans and other nonperforming assets of $93 million reflect a decrease of $39 million from December 31, 1993 due to the sale of a foreclosed property and write-offs.

     Corporate and Other reported second quarter net expenses of $32 million, compared with net expenses of $43 million last year.



                                *   *   *



     American Express Company is a diversified travel and financial services company founded in 1850. It is a world leader in charge cards, Travelers Cheques, travel, financial planning, investment products, insurance and international banking.

                          AMERICAN EXPRESS COMPANY
                              FINANCIAL SUMMARY
                                 (Unaudited)

 (dollars in millions, except per share amounts)

                                        Three Months Ended
                                             June 30,        Percentage
                                          1994      1993     Inc/(Dec)
                                          ----      ----     ----------
  Revenues by Industry Segment (A)
      Travel Related Services (B)        $2,503    $2,339       7.0%
      IDS Financial Services                815       791       3.0
      American Express Bank (B)             162       171      (5.4)
                                          -----     -----
                                          3,480     3,301       5.4
      Corporate and Other,
         including adjustments and
         eliminations                        28        (4)        -
                                          -----     -----

 CONSOLIDATED REVENUES (A)               $3,508    $3,297       6.4
                                         ======    ======

 Pretax Income from continuing operations
  by Industry Segment
      Travel Related Services (B)          $365      $319      14.2%
      IDS Financial Services                161       132      21.7
      American Express Bank (B)              28        35     (20.8)
                                          -----     -----
                                            554       486      13.7
      Corporate and Other :
         Corporate expenses                 (76)      (69)     (7.2)
         FDC Gain                             -         -         -
                                          -----     -----
                                            (76)      (69)     (7.2)
                                          -----     -----

 PRETAX INCOME                             $478      $417      14.8
                                          =====     =====

 Income from continuing operations
  by Industry Segment
      Travel Related Services (B)          $263      $233      13.2%
      IDS Financial Services                109        90      21.0
      American Express Bank (B)              19        21      (8.8)
                                          -----     -----
                                            391       344      13.9

      Corporate and Other :
         Corporate expenses                 (32)      (43)     24.6
         FDC Gain                             -         -         -
                                          -----     -----
                                            (32)      (43)     24.6
                                          -----     -----

 Income from continuing operations          359       301      19.4
 Discontinued operations (net of
   income taxes) (C)                         (2)      115         -
                                          -----     -----
 NET INCOME                                $357      $416     (14.2)
                                          =====     =====
 Earnings per common share:
    Continuing operations                 $0.70     $0.60      16.7
    Discontinued operations               (0.01)     0.23         -
                                          -----     -----
 NET INCOME PER COMMON SHARE              $0.69     $0.83     (16.9)
                                          =====     =====
 Cash dividends declared per common
   share                                 $0.225     $0.25
                                        =======   =======
 Average shares outstanding (000's)     511,283   498,640
                                        =======   =======

</TABLE/

                                         Six Months Ended
                                             June 30,        Percentage
                                          1994      1993     Inc/(Dec)
                                          ----      ----     ----------
 Revenues by Industry Segment (A)
      Travel Related Services (B)        $4,862    $4,570       6.4%
      IDS Financial Services              1,633     1,533       6.5
      American Express Bank (B)             330       327       1.0
                                          -----     -----
                                          6,825     6,430       6.1
      Corporate and Other,
         including adjustments and
         eliminations                        56       (23)        -
                                          -----     -----

 CONSOLIDATED REVENUES (A)               $6,881    $6,407       7.4
                                         ======    ======

 Pretax Income from continuing operations
  by Industry Segment
      Travel Related Services (B)          $691      $580      19.2%
      IDS Financial Services                297       239      24.2
      American Express Bank (B)              64        62       2.9
                                          -----     -----
                                          1,052       881      19.4
      Corporate and Other :
         Corporate expenses                (134)     (142)      6.0
         FDC Gain                             -       779         -
                                          -----     -----
                                           (134)      637         -
                                          -----     -----

 PRETAX INCOME                             $918    $1,518     (39.5)
                                          =====    ======

 Income from continuing operations
 by Industry Segment
      Travel Related Services (B)          $498      $442      12.7%
      IDS Financial Services                200       165      21.4
      American Express Bank (B)              44        39      12.8
                                          -----     -----
                                            742       646      14.9

      Corporate and Other :
         Corporate expenses                 (65)      (78)     15.0
         FDC Gain                             -       433         -
                                          -----     -----
                                            (65)      355         -
                                          -----     -----

 Income from continuing operations          677     1,001     (32.5)
 Discontinued operations (net of
   income taxes) (C)                         33      (342)        -
                                          -----     -----
 NET INCOME                                $710      $659       7.7
                                          =====     =====

 Earnings per common share:
    Continuing operations                  $1.31    $2.01     (34.8)
    Discontinued operations                 0.07    (0.70)        -
                                           -----    -----

 NET INCOME PER COMMON SHARE               $1.38    $1.31       5.3
                                           =====    =====
 Cash dividends declared per common
   share                                  $0.475    $0.50
                                         =======  =======
 Average shares outstanding (000's)      509,284  496,744
                                         =======  =======


 (A) Revenues are reported net of interest expense, where applicable.

 (B) Prior year's amounts for Travel Related Services (TRS) and
 American Express Bank (AEB) have been restated to reflect the transfer of certain consumer financial services businesses from TRS to AEB.

 (C) On May 31, 1994, the Company completed a tax free spin - off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations for all periods presented. The Discontinued Operations amounts in the table above represent American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.


 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)

                         Travel Related Services
                           Statement of Income
                               (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                        Three Months Ended
                                             June 30,         Percentage
                                         1994        1993      Inc/(Dec)
                                         ----        ----     ----------
 Revenues:
      Discount Revenue                    $983        $899         9.4%
      Net Card Fees                        431         433        (0.5)
      Interest and Dividends               187         177         5.6
      Other Revenues                       667         592        12.5
                                         -----       -----
                                         2,268       2,101         7.9
                                         -----       -----
      Lending:
        Finance Charge Revenue             304         302         0.6
        Interest Expense                    69          64         7.8
                                         -----       -----
           Net Finance Charge Revenue      235         238        (1.3)
                                         -----       -----
                 Total Net Revenues      2,503       2,339         7.0
                                         -----       -----
 Expenses:
      Marketing and Promotion              273         264         3.5
      Provision for Losses and Claims:
           Charge Card                     177         192        (7.8)
           Lending                          63          97       (35.1)
           Other                           120         101        19.9
                                         -----       -----
                     Total                 360         390        (7.5)
      Interest Expense:
           Charge Card                     168         171        (2.2)
           Other Interest Expense           41          27        51.5
                                         -----       -----
                     Total                 209         198         5.1
      Net Discount Expense                  68          50        35.9
      Human Resources                      625         537        16.4
      Other Operating Expenses             603         581         3.9
                                         -----       -----
                     Total Expenses      2,138       2,020         5.9
                                         -----       -----
 Pretax Income                             365         319        14.2
 Income Tax Provision                      102          86        16.9
                                         -----       -----
 Net Income                               $263        $233        13.2
                                         =====       =====

                           Selected Statistical Information
 Total Cards in Force:
      United States                       24.8        23.8         4.2
      Outside the United States           10.8        10.2         5.3
                                         -----       -----
            Total                         35.6        34.0         4.5
                                         =====       =====
 Basic Cards in Force:
      U.S. Charge Card                    11.3        11.8        (3.8)
      U.S. Corporate Card                  6.8         5.4        26.4
      International Charge Card            8.0         7.9         0.8
                                         -----       -----
            Total                         26.1        25.1         4.1
                                         =====       =====
 Card Billed Business (billions):
     United States                       $25.3       $22.5        12.7
     Outside the United States             9.3         8.5         8.9
                                         -----       -----
           Total                         $34.6       $31.0        11.7
                                         =====       =====

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses to American Express Bank.

(Preliminary)
                         Travel Related Services (continued)
                           Selected Statistical Information
                                     (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                        Three Months Ended
                                             June 30,         Percentage
                                         1994        1993      Inc/(Dec)
                                         ----        ----     ----------
 Number of Service Establishments          3.7         3.5         6.6%
 Travelers Cheque Sales (billions)        $6.5        $6.2         5.0
 Average Travelers Cheques
     Outstanding (billions)               $5.3        $5.0         5.1
 Travel Sales (billions)                  $2.5        $2.0        29.3
 Return on Average Equity                 23.8%       12.2%          -

 (Preliminary)
                                IDS Financial Services
                                 Statement of Income
                                     (Unaudited)
  (Amounts in millions, except percentages and where indicated)

                                        Three Months Ended
                                             June 30,         Percentage
                                         1994        1993      Inc/(Dec)
                                         ----        ----     ----------
 Revenues:
       Investment Income                  $497        $516        (3.6%)
       Fee Income                          201         177        14.0
       Other Income                        117          98        17.9
                                         -----       -----
                Total Revenues             815         791         3.0
                                         -----       -----
 Expenses:
     Provision for Losses and Benefits:
          Annuities                        252         266        (5.5)
          Insurance                         85          78         9.3
          Investment Certificates           25          32       (21.9)
          Other                              0           2       (87.2)
                                         -----       -----
                Total                      362         378        (4.2)
     Human Resources                       201         183         9.8
     Other Operating Expenses               91          98        (7.0)
                                         -----       -----
          Total Expenses                   654         659        (0.7)
                                         -----       -----

 Pretax Income                             161         132        21.7
 Income Tax Provision                       52          42        23.3
                                         -----       -----
 Net Income                               $109         $90        21.0
                                         =====       =====

                           Selected Statistical Information

 Life Insurance in Force (billions)      $49.3       $43.5        13.3
                                         =====       =====
 Assets Owned and/or Managed (billions):
   Assets managed for institutions       $25.6       $22.7        12.7
   Assets owned and managed
     for individuals
         Owned Assets                     37.8        34.6         9.1
         Managed Assets                   37.2        33.6        10.8
                                         -----       -----
                       Total            $100.6       $90.9        10.6
                                        ======       =====

 Sales of Selected Products (millions):
   Mutual Funds                         $2,324      $2,077        11.9
   Annuities                            $1,158      $1,025        13.0
   Investment Certificates                $215        $157        37.2
   Life and Other Insurance Sales          $77         $79        (2.6)

 Fees From Financial Plans              $9,624      $8,941         7.6
 Number of Financial Planners            7,780       7,439         4.6
 Product Sales Generated from Financial
  Plans as a Percentage of Total Sales    61.5%       57.3%          -
 Return on Average Equity                 18.3%       17.4%          -
 (Preliminary)
                                American Express Bank
                                 Statement of Income
                                     (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                        Three Months Ended
                                             June 30,         Percentage
                                         1994        1993      Inc/(Dec)
                                         ----        ----     ----------
 Net Revenues:
      Interest Income                     $237        $236         0.8%
      Interest Expense                     153         142         8.2
                                         -----       -----
           Net Interest Income              84          94       (10.2)
      Commissions, Fees and Other
        Revenues                            58          58        (2.1)
      Foreign Exchange Income               20          19         8.1
                                         -----       -----
           Total Net Revenues              162         171        (5.4)
                                         -----       -----
 Provision for Credit Losses                 2          13       (88.9)
                                         -----       -----
 Expenses:
      Human Resources                       62          58         6.0
      Other Operating Expenses              70          65        10.2
                                         -----       -----
           Total Expenses                  132         123         8.2
                                         -----       -----
 Pretax Income                              28          35       (20.8)
 Income Tax Provision                        9          14       (38.9)
                                         -----       -----
 Net Income                                $19         $21        (8.8)
                                         =====       =====

                           Selected Statistical Information

 Return on Average Assets                 0.51%       0.61%          -
 Return on Average Equity                10.03%      11.97%          -
 Total Loans                            $5,625      $5,261         6.9
 Reserve for Credit Losses                $115        $144       (20.3)
 Total Nonperforming Loans                 $34        $104       (67.0)
 Other Nonperforming Assets                $59        $103       (42.2)
 Risk-Based Capital Ratios:
      Tier 1                              6.6%        6.0%           -
      Total                              13.0%        9.6%           -
 Leverage Ratio                           4.2%        4.5%           -

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses from Travel Related Services.

                                     SIGNATURE


       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AMERICAN EXPRESS COMPANY


                                           By:    /s/ Stephen P. Norman
                                                  -------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary



Dated:  July 26, 1994
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